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                       NEW ENGLAND LIFE INSURANCE COMPANY

                              501 Boylston Street
                          Boston, Massachusetts 02116
                                 (617) 578-2000

                           ZENITH FLEXIBLE LIFE 2001
                         Supplement dated June 30, 2004
                        To Prospectus dated May 1, 2004

             This supplement updates certain information contained in the prospectus. You should read and retain this supplement.

The following is added under RIGHT TO RETURN THE POLICY:

             For Policies issued in California. You may cancel the Policy within 10 days after you receive it and we will refund the Policy's cash value. If you are age 60 or older, you may cancel the Policy within 30 days after you receive it and we will generally refund the premiums you paid, if you elected on the Policy application to allocate 100% of your initial net premium to the State Street Research Money Market Sub-Account. If, on the other hand, you elected to allocate your initial net premium to the other Sub-Accounts and/or the Fixed Account, we will refund the Policy's cash value.

The following is added under ALLOCATION OF NET PREMIUMS:

             For Policies issued in California. We allocate your initial net premium to the Sub-Accounts and/or the Fixed Account as of the investment start date. If you are age 60 or older and you allocate 100% of your initial net premium to the State Street Research Money Market Sub-Account in order to receive a refund of premiums should you cancel the Policy during the Right to Return the Policy period, we will not automatically transfer your cash value or reallocate your future premiums to the other Sub-Accounts and/or the Fixed Account once the Right to Return the Policy period has ended. You must contact us to request a transfer or reallocation.

The following replaces the corresponding section under RECEIPT OF COMMUNICATIONS AND PAYMENTS AT NELICO'S DESIGNATED OFFICE:

             The Designated Office for various Policy transactions is as follows:

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          Premium Payments       New England Financial
                                 Box 371499
                                 Pittsburgh, PA 15250-7499
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